                                                                      Exhibit 24

                               POWER OF ATTORNEY


  WHEREAS, BELL ATLANTIC - WASHINGTON, D.C., INC., A NEW YORK CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 1995, AN ANNUAL REPORT ON FORM 10K PURSUANT TO PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IMPLEMENTING REGULATIONS THERETO; AND

  WHEREAS, THE UNDERSIGNED IS AN OFFICER OR DIRECTOR, OR BOTH, OF THE COMPANY AS STATED BELOW;

  NOW THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS SHEILA D. SHEARS, AS ATTORNEY FOR THE PURPOSE OF EXECUTING AND FILING SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDED ANNUAL REPORT OR SUPPLEMENTS TO SUCH REPORT, HEREBY GRANTING SAID ATTORNEY FULL POWER TO DO ALL THINGS NECESSARY TO BE DONE AS FULLY TO ALL INTENTS AND PURPOSES AS IF THE UNDERSIGNED WERE PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEY MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS EXECUTED THIS POWER OF ATTORNEY ON THE 22ND DAY OF MARCH, 1995.

/s/ WILLIAM M. FREEMAN
-------------------------
WILLIAM M. FREEMAN
DIRECTOR, PRESIDENT
 AND CEO

                               POWER OF ATTORNEY

  WHEREAS, BELL ATLANTIC - WASHINGTON, D.C., INC., A NEW YORK CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 1995, AN ANNUAL REPORT ON FORM 10K PURSUANT TO PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IMPLEMENTING REGULATIONS THERETO; AND

  WHEREAS, THE UNDERSIGNED IS AN OFFICER OR DIRECTOR, OR BOTH, OF THE COMPANY AS STATED BELOW;

  NOW THEREFORE, EACH OF THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS SHEILA
D. SHEARS AND WILLIAM M. FREEMAN AND EACH OF THEM, AS ATTORNEYS FOR THE PURPOSE OF EXECUTING AND FILING SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDED ANNUAL REPORT OR SUPPLEMENTS TO SUCH REPORT, HEREBY GRANTING SAID ATTORNEYS FULL POWER TO DO ALL THINGS NECESSARY TO BE DONE AS FULLY TO ALL INTENTS AND PURPOSES AS IF THE UNDERSIGNED WERE PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS EXECUTED THIS POWER OF ATTORNEY ON THE 21ST DAY OF MARCH, 1995.

/S/ JOSEPH T. AMBROZY
-----------------------
JOSEPH T. AMBROZY
DIRECTOR, VICE PRESIDENT

                                 POWER OF ATTORNEY


  WHEREAS, BELL ATLANTIC - WASHINGTON, D.C., INC., A NEW YORK CORPORATION (HEREINAFTER REFERRED TO AS THE "COMPANY"), WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR BEFORE MARCH 31, 1995, AN ANNUAL REPORT ON FORM 10K PURSUANT TO PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IMPLEMENTING REGULATIONS THERETO; AND

  WHEREAS, THE UNDERSIGNED IS AN OFFICER OR DIRECTOR, OR BOTH, OF THE COMPANY AS STATED BELOW;

  NOW THEREFORE, EACH OF THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS SHEILA
D. SHEARS AND WILLIAM M. FREEMAN AND EACH OF THEM, AS ATTORNEYS FOR THE PURPOSE OF EXECUTING AND FILING SUCH ANNUAL REPORT, AND THEREAFTER TO EXECUTE AND FILE ANY AMENDED ANNUAL REPORT OR SUPPLEMENTS TO SUCH REPORT, HEREBY GRANTING SAID ATTORNEYS FULL POWER TO DO ALL THINGS NECESSARY TO BE DONE AS FULLY TO ALL INTENTS AND PURPOSES AS IF THE UNDERSIGNED WERE PERSONALLY PRESENT, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS MAY OR SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

  IN WITNESS WHEREOF, EACH OF THE UNDERSIGNED HAS EXECUTED THIS POWER OF ATTORNEY ON THE 22ND DAY OF MARCH, 1995.

/S/ SHERRY F. BELLAMY                            /S/ EDWIN K. HOFFMAN
-----------------------                          -------------------------
SHERRY F. BELLAMY                                EDWIN K. HOFFMAN
DIRECTOR, VICE PRESIDENT                         DIRECTOR
 AND GENERAL COUNSEL
 AND SECRETARY

/S/ MAUDINE R. COOPER                            /S/ EDUARDO PENA, JR.
-----------------------                          ------------------------
MAUDINE R. COOPER                                EDUARDO PENA, JR.
DIRECTOR                                         DIRECTOR

/S/ SAMUEL L. FOGGIE                             /S/ LOIS D. RICE
-----------------------                          --------------------------
SAMUEL L. FOGGIE                                 LOIS D. RICE
DIRECTOR                                         DIRECTOR

/S/ GILBERT M. GROSVENOR
------------------------
GILBERT M. GROSVENOR
DIRECTOR